SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                                  July 21, 1998

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                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-8002                    04-2209186
(State or other               (Commission              (I.R.S. Employer
jurisdiction of                File Number)            Identification Number)
incorporation or
organization)


81 Wyman Street
Waltham, Massachusetts                                         02454
(Address of principal executive offices)                    (Zip Code)


                                (781) 622-1000
                         (Registrant's telephone number
                              including area code)



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Item 5.     Other Events

      On July 21, 1998, Thermo Electron Corporation (the "Company") issued a press release, attached hereto as Exhibit 99, regarding its expected operating income for the quarter ended July 4, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits

            99    Press Release of the Company, dated July 21,
                  1998

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 22nd day of July, 1998.



                                          THERMO ELECTRON CORPORATION



                                          By: /s/ Sandra L. Lambert
                                             Sandra L. Lambert
                                             Secretary

EXHIBIT 99


                     THERMO ELECTRON EXPECTS SECOND QUARTER
              OPERATING INCOME TO BE APPROXIMATELY $105 MILLION

WALTHAM, Mass., July 21, 1998 -- Thermo Electron Corporation (NYSE-TMO) announced today that it believes operating income for the second quarter, ended July 4, 1998, will be approximately $105 million (before anticipated restructuring charges of approximately $3 million). This is primarily the result of lower-than-expected operating income at the company's Thermo Instrument Systems Inc. (ASE-THI) subsidiary, which expects to report approximately $55 million for the quarter. Lower sales as a result of orders received late in the quarter at Thermo Instrument's ThermoQuest (ASE-TMQ) subsidiary were the primary cause of the lower operating income estimate.

      Thermo Electron plans to release its complete quarterly earnings results on August 13, 1998.

     Thermo Electron Corporation is a world leader in environmental-monitoring and analysis instruments, papermaking and recycling equipment, biomedical products such as heart-assist devices and mammography systems, biomass electric power generation, and other specialized products and technologies. The company also provides a range of services related to environmental quality and personal care. With annual worldwide sales of $3.6 billion, Thermo Electron has approximately 22,000 employees and operations in 23 countries. Headquarters are in Waltham, Massachusetts. More information is available on the Internet at http://www.thermo.com.

     This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements  are set forth  under the  heading  "Forward-looking  Statements"  in
Exhibit 13 to the company's annual report on Form 10-K, as amended, for the year ended January 3, 1998. These include risks and uncertainties relating to the company's spinout and acquisition strategies, competition, international operations, technological change, possible changes in governmental regulations, regulatory approval requirements, capital spending and government funding policies, dependence on intellectual property rights, and the potential impact of the year 2000 on processing date-sensitive information.